UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2006
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street
Omaha, Nebraska		68127
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 19, 2006, TD AMERITRADE Holding Corporation (“TD AMERITRADE”) entered into an employment agreement (the “Agreement”) with Joseph H. Moglia to serve as TD AMERITRADE’s Chief Executive Officer.
On May 23, 2006, TD AMERITRADE entered into an employment agreement with each of Asiff S. Hirji, John R. MacDonald and T. Christian Armstrong.
Joseph H. Moglia Employment Agreement
Term of Agreement. The Agreement has an initial term of 3 years (“Initial Term”). The Agreement provides that the Initial Term will be automatically extended for an additional 2-year period (“Additional Term”) unless either party provides written notice of non-renewal at least sixty days prior to the commencement of the Additional Term. The Agreement may be terminated by either party with or without cause.
Salary. Mr. Moglia’s base salary will be $1,000,000 per year (“Base Salary”).
Annual Incentive. Mr. Moglia will be eligible to receive an annual cash incentive award (“Annual Incentive”) for achievement of performance criteria established by the Board of Directors for each fiscal year during the term of his employment. Each Annual Incentive will have a target value of $3,000,000.
Long Term Incentive Plan. The Agreement provides that Mr. Moglia will be eligible to participate in TD AMERITRADE’s 1996 Long-Term Incentive Plan (“LTIP”). On March 10, 2006, Mr. Moglia received a special award under the LTIP of 580,550 performance restricted share units (the “Special Grant”). The Special Grant will vest and be settled in accordance with the performance criteria and vesting schedule set forth in the award agreement.
During each full fiscal year during the term of his employment, Mr. Moglia will be eligible to receive an award of performance restricted share units with a target value determined by TD AMERITRADE, equal to $6,000,000 on the date of the grant (“Annual Award”). The Annual Award will vest and be settled in accordance with the performance criteria and vesting schedule provided in the applicable award agreement.
Severance. In the event that Mr. Moglia’s employment with TD AMERITRADE is terminated for any reason, he will be entitled to receive any: (i) unpaid Base Salary accrued up to the effective date of termination, (ii) unpaid, but earned and accrued Annual Incentive for any completed fiscal year as of his termination of employment, (iii) pay for accrued but unused vacation days, (iv) benefits or compensation as provided under the terms of any employee benefit and compensation agreements or applicable plans, (v) unreimbursed business expenses required to be reimbursed to him and (vi) any payments and reimbursements he may be entitled to under the Agreement (collectively, “Accrued Payments”).

In the event that TD AMERITRADE terminates Mr. Moglia’s employment without cause (as defined in the Agreement) or Mr. Moglia resigns for good reason (as defined in the Agreement) or TD AMERITRADE notifies Mr. Moglia of its intent not to renew the Agreement for the Additional Term, he will be entitled to receive, in addition to the Accrued Payments: (i) continued Base Salary for the Severance Period (as defined below), (ii) continued payment of his Annual Incentive at the target level applicable during the fiscal year of termination for a period of time equal to the Severance Period, (iii) the current Annual Incentive pro-rated to the date of termination, (iv) the payment in cash of the value (i.e., $6,000,000 per year) of any Annual Awards scheduled to be granted but not yet so granted and (v) the performance restricted share units granted under the LTIP as part of any Annual Awards or the Special Grant will be fully earned and the actual number of performance restricted share units which will be considered vested will be determined by: (a) actual performance for any completed performance period through the date of termination and (b) as if actual performance equaled target performance, as specified in the applicable award agreement, for any incomplete or remaining performance period after termination.
If Mr. Moglia is terminated during the Initial Term, Severance Period will mean the greater of: (i) the period of time commencing on the date of the termination of his employment and continuing for the remainder of the Initial Term or (ii) 1 year. If Mr. Moglia is terminated during the Additional Term, Severance Period will mean the greater of: (a) the period of time commencing on the date of the termination of Executive’s employment and continuing for the remainder of the Additional Term or (b) 1 year.
In the event TD AMERITRADE terminates Mr. Moglia’s employment without cause or Mr. Moglia resigns for good reason and such termination or resignation is in connection with a change of control (as defined in the Agreement), then in addition to the Accrued Payments, he will be entitled to receive: (i) continued payment of Base Salary for 3 years after such termination, (ii) continued payment of his Annual Incentive at the target level applicable during the fiscal year of termination for 3 years after the termination, (iii) the current fiscal year’s Annual Incentive pro-rated to the date of termination, (iv) the payment in cash of the value (i.e., $18,000,000) of 3 years of Annual Awards, and (v) the performance restricted share units granted under the LTIP as part of any Annual Awards or the Special Grant will be fully earned and the actual number of performance restricted share units which will be considered vested will be determined: (a) by actual performance for any completed performance period through the date of termination, and (b) as if actual performance equaled target performance, as specified in the applicable award agreement for any incomplete or remaining performance periods after termination.
In the event TD AMERITRADE terminates Mr. Moglia’s employment without cause, Mr. Moglia resigns for good reason, Mr. Moglia voluntarily terminates his employment upon completion of the Initial Term, Mr. Moglia voluntarily terminates during the Additional Term or TD AMERITRADE elects not to renew the Agreement for the Additional Term, then in addition to the payments set forth above, he will be entitled to receive: (i) an office at TD AMERITRADE’s headquarters or at a location of his choosing for a period of 5 years following the date of termination, (ii) an assistant employed by TD AMERITRADE for a period of 5 years following the date of termination, (iii) post-retirement medical coverage for Mr. Moglia, his spouse and eligible dependents under TD AMERITRADE’s benefit plans for the life of Mr. Moglia, or the life of his spouse, if she survives him, and (iv) the use of a private aircraft when traveling at TD AMERITRADE’s request.
In the event that Mr. Moglia’s employment is terminated due to death or disability, then, in addition to the Accrued Payments, he will be entitled to receive: (i) the current year’s Annual Incentive pro-rated to the date of termination and (ii) the performance restricted share units granted under the LTIP as part of any Annual Awards or the Special Grant will be governed by the applicable award agreement.

Non-Compete and Non-Solicit. Mr. Moglia is subject to certain non-competition and non-solicitation provisions during his employment and thereafter during the Restricted Period. The Restricted Period is defined as:
(i)	if the termination occurs during the Initial Term, the greater of (a) the remainder of the Initial Term or (b) 1 year;

(ii)	if the termination occurs during the Additional Term, the greater of: (a) the remainder of the Additional Term or (b) 6 months;

(iii)	if the termination is in connection with a change of control, eighteen months; or

(iv)	if the termination follows the completion of the 5-year term of the Agreement, the Restricted Period will equal 6 months.
Private Aircraft. The Agreement provides that when traveling on TD AMERITRADE-related business Mr. Moglia will be entitled to fly on private aircraft at the sole expense of TD AMERITRADE.
Legal and Tax Fees. The Agreement provides that TD AMERITRADE will reimburse Mr. Moglia for reasonable legal fees incurred in the negotiation, preparation and execution of the Agreement.
The description of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
Employment Agreements of Asiff S. Hirji, John R. MacDonald and T. Christian Armstrong
Mr. Hirji will serve as TD AMERITRADE’s Executive Vice President and Chief Operating Officer. Mr. MacDonald will serve as TD AMERITRADE’s Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Mr. Armstrong will serve as TD AMERITRADE’s Executive Vice President, Sales and Marketing (each referred to as the “Executive”). Except as noted below, the material terms of each employment agreement are identical (the employment agreement of each Executive is referred to as the “Executive Agreement”).
Salary. The Executive Agreement provides that the Executive’s base salary will be $400,000 per year (“Executive Base Salary”).
Annual Incentive. The Executive Agreement provides that the Executive is eligible to receive an annual cash incentive award (“Executive Annual Incentive”) for achievement of performance criteria established by the Board of Directors. Each Executive Annual Incentive will have a target value of $960,000.
Long Term Incentive Plan. The Executive Agreement provides that the Executive is eligible to participate in the LTIP. On March 10, 2006, the Executive received a special award under the LTIP of 116,109 performance restricted share units (the “Executive Special Grant”). The Executive Special Grant will vest and be settled in accordance with the performance criteria and vesting schedule set forth in the applicable award agreement.
During each full fiscal year during the term of their employment, the Executive will be eligible to receive an award of performance restricted share units with a target value determined by TD AMERITRADE, equal to $640,000 on the date of the grant (“Executive Annual Award”), and will vest and be settled in accordance with the performance criteria and vesting schedule provide in the applicable award agreement.

Severance. In the event that the Executive’s employment with TD AMERITRADE is terminated for any reason, the Executive will be entitled to any: (i) unpaid Executive Base Salary accrued up to the effective date of termination, (ii) unpaid, but earned and accrued Executive Annual Incentive for any completed fiscal year as of his termination of employment, (iii) pay for accrued but unused vacation days, (iv) benefits or compensation as provided under the terms of any employee benefit and compensation agreements or applicable plans and (v) unreimbursed business expenses required to be reimbursed to the Executive (the “Executive Accrued Payments”).
If the Executive is terminated by TD AMERITRADE without cause (as defined in the Executive Agreement) or if the Executive resigns for good reason (as defined in the Executive Agreement), then, in addition to the Executive Accrued Payments, the Executive will be entitled to: (a) continued payment of Executive Base Salary for 2 years, (b) continued payment of the Executive Annual Incentive at the target level applicable during the year of termination for 2 years, (c) the current year’s Executive Annual Incentive pro-rated to the date of termination, (d) paid COBRA continuation coverage, if applicable, for a period of 2 years and (e) any performance restricted share units granted under the LTIP as part of any Executive Annual Award or Executive Special Grant which would have become vested within 2 years of the end of the calendar year of such termination will be considered earned and vested and such vested shares will be settled according to the original vesting schedule as set forth in the applicable award agreement.
In the event that the Executive’s employment with TD AMERITRADE is terminated due to death or disability, then, in addition to the Executive Accrued Payments, the Executive, or the estate, as applicable, will receive the current year’s Executive Annual Incentive pro-rated to the date of termination.
Excise Tax on Excess Parachute Payments (280G). The Executive Agreement provides that in the event that the severance and other benefits provided under the Executive Agreement constitute excess parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended, (the “Code”), and such severance payments and other benefits would be subject to an excise tax under Section 4999 of the Code, then the Executive’s severance benefits payable under the terms of the Executive Agreement will be either (i) delivered in full or (ii) delivered as to such lesser extent which would result in no portion of such severance benefits being subject to the excise tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax, results in the receipt by the Executive on an after-tax basis, of the greatest amount of severance benefits.
Asiff S. Hirji Employment Agreement
Term of Agreement. The Executive Agreement of Mr. Hirji has an initial term of 5 years (“Hirji Initial Term”). The Executive Agreement of Mr. Hirji provides that the Hirji Initial Term will be automatically extended for an additional 1-year term (the “Hirji Additional Term”) unless either party provides written notice of non-renewal at least sixty days prior to the date of automatic renewal. Following the Hirji Additional Term, the Executive Agreement of Mr. Hirji will renew for an additional 1-year term upon the mutual consent of Mr. Hirji and TD AMERITRADE. The Executive Agreement of Mr. Hirji may be terminated by either party with or without cause.
Severance. If during the Hirji Initial Term TD AMERITRADE notifies Mr. Hirji of its intent not to renew the Mr. Hirji’s Executive Agreement for the Additional Term (a “Company Non-Renewal”), then the performance restricted share units granted under the LTIP as part of any Executive Annual Awards will be fully earned and the actual number of performance restricted share units which will be considered vested will be determined by the applicable performance criteria established in the award agreement.

If TD AMERITRADE offers to continue Mr. Hirji’s employment through the Additional Term and Mr. Hirji notifies TD AMERITRADE of his intent not to renew the Agreement (a “Voluntary Resignation”), then Mr. Hirji will forfeit all unvested Executive Annual Awards granted under the LTIP.
Non-Compete and Non-Solicit. Mr. Hirji is subject to certain non-competition and non-solicitation provisions during his employment period and thereafter during the Restricted Period. The Restricted Period for Mr. Hirji is defined as:
(i)	the period of time commencing on the date of termination and continuing for two (2) years;

(ii)	1 year if the termination is in connection with a change of control;

(iii)	if Mr. Hirji terminates his employment voluntarily, and such termination is as a result of a Company Non-Renewal, a period of 1 year or

(iv)	if Mr. Hirji terminates his employment and such termination is a Voluntary Resignation, then, at the discretion of TD AMERITRADE, a period of 2 years; provided, however, that TD AMERITRADE agrees to pay to Executive the sum of $1,000,000.
The description of the Mr. Hirji’s Executive Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.
John R. MacDonald Employment Agreement
Term of Agreement. The Executive Agreement of Mr. MacDonald has an initial term of 5 years (“MacDonald Initial Term”). The Executive Agreement of Mr. MacDonald provides that the MacDonald Initial Term will be automatically extended for an additional 1-year term (the “MacDonald Additional Term”) unless either party provides written notice of non-renewal at least sixty days prior to the date of automatic renewal. Following the MacDonald Additional Term, the Agreement will renew for an additional 1-year term upon the mutual consent of Mr. MacDonald and TD AMERITRADE. The Executive Agreement of Mr. MacDonald may be terminated by either party with or without cause.
Non-Compete and Non-Solicit. Mr. MacDonald is subject to certain non-competition and non-solicitation provisions during his employment period and thereafter during the Restricted Period. The Restricted Period for Mr. MacDonald is defined as:
(i)	the period of time commencing on the date of termination and continuing for 2 years;

(ii)	1 year if the termination is in connection with a change of control or

(iii)	if Mr. MacDonald terminates his employment voluntarily, and such termination is not a termination for good reason, then at the discretion of TD AMERITRADE, the Restricted Period will mean a period of time commencing on the date of termination and continuing for 1 year; provided, however, that TD AMERITRADE agrees to pay the Mr. MacDonald his Executive Base Salary for a period of 1 year.
The description of Mr. MacDonald’s Executive Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

T. Christian Armstrong Employment Agreement
Term of Agreement. The Executive Agreement of Mr. Armstrong has an initial term of 3 years (“Armstrong Initial Term”). The Executive Agreement of Mr. Armstrong provides that the Armstrong Initial Term will be automatically extended for an additional 2-year term unless either party provides written notice of non-renewal at least sixty days prior to the date of automatic renewal. The Executive Agreement of Mr. Armstrong may be terminated by either party with or without cause.
Non-Compete and Non-Solicit. Mr. Armstrong is subject to certain non-competition and non-solicitation provisions during his employment period and thereafter during the Restricted Period. The Restricted Period for Mr. Armstrong is defined as:
(i)	the period of time commencing on the date of termination and continuing for 2 years;

(ii)	1 year if the termination is in connection with a change of control or

(iii)	if Mr. Armstrong terminates his employment voluntarily, and such termination is not a termination for good reason, then at the discretion of TD AMERITRADE, the Restricted Period will mean a period of time commencing on the date of termination and continuing for 1 year; provided, however, that TD AMERITRADE agrees to pay Mr. Armstrong his Executive Base Salary for a period of 1 year.
The description of Mr. Armstrong’s Executive Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Agreement attached hereto as Exhibit 10.4 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Employment Agreement of Joseph H. Moglia

10.2	Employment Agreement of Asiff S. Hirji

10.3	Employment Agreement of John R. MacDonald

10.4	Employment Agreement of T. Christian Armstrong

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: May 25, 2006	By:	/s/ John R. MacDonald
		Name:	John R. MacDonald
		Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement of Joseph H. Moglia
10.2	Employment Agreement of Asiff S. Hirji
10.3	Employment Agreement of John R. MacDonald
10.4	Employment Agreement of T. Christian Armstrong